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                                                                      EXHIBIT 10



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the use in the Statement of Additional Information of the Anchor Advisor Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Four of AIG SunAmerica Life Assurance Company of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and our report dated March 31, 2005, relating to the financial statements of Variable Annuity Account Four at December 31, 2004, and for each of the two years in the period ended December 31, 2004. We consent to the incorporation by reference of our reports into the Anchor Advisor Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
April 29, 2005